Exhibit 10.1

MEMBERSHIP INTEREST EXCHANGE AGREEMENT

THIS MEMBERSHIP INTEREST EXCHANGE AGREEMENT (this "Agreement"), dated January 5, 2015, is made by and among: PHARMCO, LLC, a Florida limited liability company ("PharmCo"), CAREMED PHARMACY, LLC, a Florida limited liability company ("CareMed"), PROGRESSIVE CARE, INC., a Delaware corporation ("Progressive"), PHARMCO ACQUISITION CORP. ("PAC"), J3L HOLDINGS, LLC, a Florida limited liability company ("J3L"), PISA MANAGEMENT COMPANY, LLC ("PISA"), and MEL’S INVESTMENT GROUP, INC ("MIG").

RECITALS

WHEREAS, Progressive and PAC own all of the outstanding membership interests of PharmCo, as follows:

Progressive	99%
PAC	1%

WHEREAS, J3Land MIG own all of the outstanding membership interests of CareMed, as follows:

J3L	75%
MIG	25%

WHEREAS, Progressive will acquire PAC's interest in PharmCo, such that Progressive owns 100% of PharmCo, and, simultaneously therewith, Progressive will exchange 49% of its interest in PharmCo with J3L, PISA and MIG, for an aggregate 49% interest in CareMed, in accordance with the terms of the Agreement, so that Progressive, J3L, PISA and MIG own all of the membership interests in both PharmCo and CareMed, as follows:

PHARMCO	Progressive	51%
	J3L	36.75%
	PISA	4.9%
	MIG	7.35%
CAREMED	Progressive	49%
	J3L	38.25%
	PISA	5.1%
	MIG	7.65%

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AGREEMENT

In consideration of the foregoing premises and the agreements, covenants, representations and warranties set forth herein, the parties hereto agree as follows:

1.     Exchange of Membership Interests.

(a)     Transfers at Closing. At the Closing (as defined below):

(i)     PAC will transfer, convey and deliver to Progressive a 1% membership interest in PharmCo.

(ii)     Progressive will transfer, convey and deliver:

(A)     To J3L, a 36.75% membership interest in PharmCo;

(B)     To PISA, a 4.9% membership interest in PharmCo; and

(C)     To MIG, a 7.35% membership interest in PharmCo.

(iii)     J3L will transfer, convey and deliver to Progressive a 36.75% membership interest in CareMed;

(iv)     PISA will transfer, convey and deliver to Progressive a 4.9% membership interest in CareMed; and

(v)     MIG will transfer, convey and deliver to Progressive a 7.35% membership interest in CareMed.

(b)     Resulting Ownership of Interests. Upon consummation of the transfer referenced in paragraph 1(a) immediately above, the membership interests in PharmCo and CareMed will be held as follows:

PHARMCO	Progressive	51%
	J3L	36.75%
	PISA	4.9%
	MIG	7.35%
CAREMED	Progressive	49%
	J3L	38.25%
	PISA	5.1%
	MIG	7.65%

2.     Closing.

(a)     Closing. Subject to the terms and conditions of this Agreement, the consummation of the transactions contemplated hereby (the "Closing") shall take place on January 5, 2015 (the "Closing Date").

(b)     Deliveries at Closing. At the Closing, each of Progressive, PAC, J3L, PISA and MIG shall deliver executed Assignments of Membership Interests in the forms attached hereto as Exhibit A, and all of the parties hereto shall deliver executed counterpart signature pages to the Amended and Restated Limited Liability Company Operating Agreements for PharmCo and CareMed, in the forms attached hereto as Exhibit B and Exhibit C.

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3.     Representations and Warranties.

(a)     Representations and Warranties of Progressive. Progressive represents and warrants to J3L, PISA and MIG as follows:

(i)     PharmCo is a limited liability company organized, validly existing and in good standing under the laws of Florida;

(ii)     Upon the acquisition by Progressive of the 1% membership interest in PharmCo held by PAC, Progressive will own 100% of the issued and outstanding membership interests in PharmCo, free and clear of any and all liens, claims and encumbrances.

(iii)     Progressive has full power and authority to execute, deliver and perform this Agreement in accordance with its terms. This Agreement constitutes a valid a binding obligation of Progressive in accordance with its terms.

(b)     Representations and Warranties of J3L, PISA and MIG. J3L, PISA, and MIG jointly and severally represent and warrant to Progressive as follows:

(i)     CareMed is a limited liability company organized, validly existing and in good standing under the laws of Florida;

(ii)     J3L owns 75%PISAand MIG owns 25% of the issued and outstanding membership interests in CareMed, in each case, free and clear of any and all liens, claims and encumbrances.

(iii)     Each of J3L, PISA and MIG has full power and authority to execute, deliver and perform this Agreement in accordance with its terms. This Agreement constitutes a valid and binding obligation of each of J3L, PISA and MIG in accordance with its terms.

4.     Miscellaneous.

(a)     Entire Agreement, Recitals, Binding Effect. This Agreement, including the Exhibits hereto, contains the entire agreement between the parties with respect to the transactions contemplated herein, and supersedes all prior negotiations or agreements with respect thereto, whether written or oral. The recitals on the first page of this Agreement are true and correct, and are incorporated into this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties, their heirs, personal representatives, successors and assigns.

(b)     Governing Law. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Florida.

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(c)     Assignability. The rights and obligations pursuant to this Agreement may not be assigned without the express written consent of the other parties to this Agreement.

(d)     Attorney’s Fees. In the event that any party hereto finds it necessary to employ the services of an attorney to enforce any of their rights hereunder, the prevailing party shall be entitled to recover from the other party all reasonable costs thereof, including, but not limited to, attorneys’ fees and all costs incurred as a result of such enforcement action and all appeals thereof.

(e)     Amendment. This Agreement may be amended only by a writing signed by all the parties.

(f)     Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed or duly caused the execution of this Agreement as of the date first above written.

PROGRESSIVE CARE, INC.	J3L HOLDINGS, LLC

By: /s/ Shital Parikh Mars	By: /s/ Jose M. Garcia, Jr.

PHARMCO, LLC	MEL’S INVESTMENT GROUP, INC.

By: /s/ Shital Parikh Mars	By: /s/ Llismel Cabrero

PISA MANAGEMENT COMPANY, LLC

By: /s/ Jose M. Garcia, Sr.

CAREMED PHARMACY, LLC

By: /s/ Jose M. Garcia, Jr.